UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 ________________________________
FORM 8-K
 ________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 14, 2017

 ________________________________
Bravo Brio Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
  ________________________________

Ohio	001-34920	34-1566328
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Goodale Boulevard, Suite 100, Columbus, Ohio	43212
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 614-326-7944
Not Applicable
Former name or former address, if changed since last report
   ________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders.
On December 14, 2017, Bravo Brio Restaurant Group, Inc. (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Meeting”) in Columbus, Ohio, at which the following proposals were submitted to a vote of the Company’s shareholders:

•	the election of three Class I directors to the Company’s Board of Directors.

•	the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

•	a non-binding advisory vote on the frequency of an advisory vote on executive compensation.

•	the approval of executive compensation on a non-binding, advisory basis.
For more information about the foregoing proposals, see the Company’s proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on November 2, 2017, the relevant portions of which are incorporated herein by reference. Holders of the Company’s common shares were entitled to one vote per share on all matters voted on by shareholders at the Meeting.
The total number of the Company’s common shares, no par value per share, voted in person or by proxy at the Meeting was 13,385,397, representing approximately 88% of the total shares outstanding and entitled to vote at the Meeting. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below.

1	The proposal to elect the nominees listed below as Class I directors of the Company.

	For	Against	Abstain	Broker Non-Votes
Thomas J. Baldwin	5,281,900	3,929,998	83,254	4,090,245
James S. Gulmi	5,276,869	3,939,076	79,207	4,090,245
Brian T. O'Malley	5,984,484	3,235,573	75,095	4,090,245

2	The proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

	For	Against	Abstain	Broker Non-Votes
Ratification of Deloitte & Touche LLP	13,089,022	293,143	3,232	—

3	The non-binding advisory vote on the frequency of a vote on the Company’s executive compensation.

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
Frequency of a vote on executive compensation	8,629,976	8,532	631,256	16,663	4,098,970

Based on these results, the Company’s Board of Directors determined to hold a non-binding advisory vote on the compensation of the Company’s named executive officers once every year until the next frequency vote. A frequency vote is required to be held at least once every six years.

4	The non-binding advisory vote on the Company’s executive compensation.

	For	Against	Abstain	Broker Non-Votes
Vote on executive compensation	6,598,457	2,688,088	8,607	4,090,245

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bravo Brio Restaurant Group, Inc.

December 18, 2017	By:	/s/ Diane D. Reed
Name: Diane D. Reed
Title: Chief Financial Officer, Treasurer and Secretary